UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2022

ZOGENIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34962	20-5300780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5959 Horton Street, Suite 500
Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 550-8300

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZGNX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 18, 2022, Zogenix, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UCB S.A., a société anonyme formed under the laws of Belgium (“Parent”), and Zinc Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub will commence a tender offer (the “Offer”) as promptly after the date thereof as practicable, but in no event later than February 1, 2022 (unless otherwise agreed by Parent and the Company), to acquire all of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Company Shares”), at a purchase price of (i) $26.00 per Company Share (the “Closing Amount”), net to the seller thereof in cash, subject to reduction for any applicable withholding taxes and without interest, plus (ii) one non-transferrable contingent value right per Company Share representing the right to receive a contingent payment of $2.00 (each, a “CVR”, and the Closing Amount plus one CVR, collectively, or any greater amount per Company Share that may be paid pursuant to the Offer, being hereinafter referred to as the “Offer Price”), net to the holder thereof in cash, subject to reduction for any applicable withholding taxes and without interest, upon the achievement of the milestone specified in, and on the other terms and subject to the other conditions set forth in, the CVR Agreement (as defined herein). Consummation of the Offer is not subject to a financing condition.

At or prior to the time at which Merger Sub accepts the Company Shares tendered in the Offer for purchase, Parent and a rights agent mutually agreeable to Parent and the Company will enter into a contingent value rights agreement (the “CVR Agreement”), a form of which is attached to the Merger Agreement, governing the terms of the CVRs. Each CVR entitles the holder thereof to receive a cash payment of $2.00, subject to reduction for any applicable withholding taxes and without interest, if, and only if, no later than December 31, 2023, the European Commission approves the therapeutic indication for seizures associated with Lennox-Gastaut syndrome for the Company’s product Fintepla as an orphan medicinal product, after the European Medicines Agency has recommended that such product (fenfluramine hydrochloride) not be removed from the European Union’s register of orphan medicinal products for the treatment of Lennox-Gastaut syndrome. The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by the full text of the CVR Agreement, a copy of which is included as an exhibit to the Merger Agreement attached hereto as Exhibit 2.1 and incorporated by reference herein.

Merger Sub’s obligation to purchase the Company Shares validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including (i) there having been validly tendered in accordance with the terms of the Offer and not validly withdrawn, as of immediately prior to the expiration of the Offer, a number of Company Shares that, together with the Company Shares then owned by Parent or Merger Sub, represents at least a majority of the Company Shares then outstanding; (ii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to certain materiality qualifications; (iii) the Company’s compliance in all material respects with its covenants and agreements contained in the Merger Agreement; (iv) the expiration or termination of any waiting period (and any extension thereof) applicable to the Offer or the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of any other clearance, approval or consent applicable to Offer or the Merger (as defined below) under any applicable antitrust law; (v) the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) that is continuing; and (vi) the absence of any law, regulation, order, injunction or ruling issued or enacted by any government authority of competent jurisdiction that would prohibit or make illegal the consummation of the Offer or the Merger, or that would impose certain remedies or restrictions on the ability of Parent to fully own or operate the Company, its businesses or assets.

As soon as practicable following the completion of the Offer, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”) without a vote of the Company’s stockholders (the “Merger”). Immediately prior to the effective time of the Merger (the “Effective Time”), and without any action on the part of the holders of any Company Shares, each Company Share, other than Company Shares (i) owned by Parent, the Company or any of their respective wholly owned subsidiaries immediately prior to the Effective Time or (ii) owned by Company stockholders who are entitled to demand and have properly and validly demanded their appraisal rights under Delaware law, will be automatically converted into the right to receive consideration equal to the Offer Price.

In addition, effective as of the Effective Time, (i) each outstanding Company stock option with an exercise price per share less than $26.00, whether or not then exercisable or vested, will be automatically canceled and converted into the right to receive (A) $26.00 in cash (less the applicable exercise price) multiplied by the number of shares of Company Shares subject to such Company stock option plus (B) one CVR for each Company Share subject to such Company stock option, (ii) each Company stock option with an exercise price per share of at least $26.00 but less than $28.00, whether or not then exercisable or vested, will be automatically canceled and converted into the right to receive, if and when (and only if and when)

payments in respect of CVRs are required to be made under the CVR Agreement, $28.00 in cash (less the applicable exercise price), (iii) each Company stock option with an exercise price per share greater than or equal to $28.00, whether or not then exercisable or vested, will be automatically cancelled for no consideration, (iv) each outstanding Company restricted stock unit (“RSU”) will be automatically canceled and converted into the right to receive (A) $26.00 in cash multiplied by the number of shares of Company Shares subject to such RSU plus (B) one CVR for each Company Share subject to such RSU, and (v) each outstanding Company performance stock unit (“PSU”) will be automatically canceled and converted into the right to receive (A) $26.00 in cash multiplied by the number of shares of Company Shares subject to such PSU (assuming achievement in full of all performance objectives) plus (B) one CVR for each Company Share subject to such PSU (assuming achievement in full of all performance objectives), in each case without interest and subject to any deduction for any withholding taxes.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (iii) resolved that the Merger shall be effected pursuant to Section 251(h) of the DGCL as soon as practicable following the acceptance by Merger Sub of the Shares tendered in the Offer following completion thereof, and (iv) resolved to recommend that the Company’s stockholders accept the Offer and tender their Company Shares into the Offer.

The Merger Agreement contains customary representations, warranties and covenants of each party, including covenants of the Company (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) not to engage in specified types of transactions during such closing period unless agreed to in writing by Parent, and (iii) not to solicit any proposals for certain alternative transactions and to otherwise comply with certain restrictions on its ability to respond to such proposals, subject to certain fiduciary duties of the Board to the Company’s stockholders under applicable laws.

The Merger Agreement provides certain termination rights for both the Company and Parent, including, among others, the right of either party to terminate if (i) the Offer has not been consummated by July 18, 2022 (subject to a right of either party to extend such date to October 18, 2022 if all closing conditions are satisfied other than the absence of a legal restraint relating to an antitrust law or the receipt of all required antitrust approvals for the Offer and the Merger; (ii) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order permanently restraining, enjoining or prohibiting the consummation of the Offer or the Merger; or (iii) the Offer has not been consummated following the expiration time of the Offer (unless a breach of the Merger Agreement by the party seeking termination was the primary cause of the failure of the Offer to be consummated).

The Merger Agreement further provides that a termination fee of $59,000,000 will be payable to Parent by the Company upon termination of the Merger Agreement under certain circumstances, including termination of the Merger Agreement by Parent as a result of an adverse change in the recommendation of the Board that the Company’s stockholders accept the Offer and their Company Shares into the Offer, and termination of the Merger Agreement by the Company to enter into an agreement providing for a “superior proposal.”

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement (including all annexes and exhibits thereto), a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety.

Item 7.01. Regulation FD Disclosure.

The press release announcing the matters described in Item 1.01 of this report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report (including exhibits) that is being furnished pursuant to Item 7.01 hereof shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Additional Information and Where to Find It

The Offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials, that Parent intends to cause Merger Sub to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain a free copy of these materials and other documents filed by Parent, Merger Sub and the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.zogenix.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Forward-Looking Statements

The statements included above that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements. These forward-looking statements include without limitation statements regarding the planned completion of the transactions contemplated by the Merger Agreement. Risks and uncertainties that could cause results to differ from expectations include: (i) uncertainties as to the timing of the Offer and the subsequent Merger; (ii) the risk that the Offer or the subsequent Merger may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the subsequent Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the risk that the milestone specified in the CVR Agreement is not achieved; (viii) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (ix) risks related to diverting management’s attention from the Company’s ongoing business operations; (x) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; and (xi) risks and uncertainties pertaining to the Company’s business, including the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the year ended December 30, 2020 and its other filings with the SEC, as well as the tender offer materials to be filed by Merger Sub and Parent and the Solicitation/Recommendation Statement to be filed by the Company in connection with the Offer.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

2.1	Agreement and Plan of Merger, dated January 18, 2022, among UCB S.A., Zinc Merger Sub, Inc. and Zogenix, Inc.

99.1	Joint press release dated January 19, 2022 issued by UCB S.A. and Zogenix, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOGENIX, INC.

Date: January 19, 2022	By:	/s/ Stephen J. Farr
Stephen J. Farr
President and Chief Executive Officer
(Principal Executive Officer)